EXHIBIT 10.1

AMENDMENT NO. 1 TO WARRANT

This Amendment No. 1 to Common Stock Purchase Warrant (this “Amendment”) dated this 16th day of October, 2023, by and among ShiftPixy, Inc., a Wyoming corporation (the “Company”) and Armistice Capital Master Fund Ltd. (the “Holder”).

WHEREAS, the Holder is the holder of an outstanding warrant to purchase up to 2,265,000 shares of common stock of the Company, with an Issue Date of October 10, 2023 (the “Warrant”);

WHEREAS, the Company and the Holder desire to amend the Warrant as more particularly set forth below;

WHEREFORE, the parties do hereby agree as follows:

1. Section 2(b) of the Warrant is hereby amended to read as follows: Exercise Price. The exercise price under this Warrant shall be $1.271 per share of Common Stock, subject to adjustment hereunder (the “Exercise Price”).

2. The following is added as Section 6 of the Warrant:

Holder’s previously granted right to purchase up to 50% of the Company's securities offered pursuant to any private placement transaction or public offering registered with the Securities and Exchange Commission, on such terms as provided in the relevant securities purchase agreements and/or registration statements and prospectuses pertaining to any such transaction, is hereby extended to June 2, 2025.

3. Except as modified herein, the terms of the Warrant shall remain in full force and effect.

4. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile or email shall constitute an original.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SHIFTPIXY, INC.

By:	/s/ Scott W. Absher
Name:	Scott Absher
Title:	Chief Executive Officer

ARMISTICE CAPITAL MASTER FUND LTD.

By:	/s/ Steven Boyd
Name:	Steven Boyd
Title:	CIO of Armistice Capital, LLC, the Investment Manager

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